UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2018

Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado		80202
(Address of principal executive office)		(Zip Code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of the Security Holders.

At the Bill Barrett Corporation (the “Company”) special meeting of stockholders held on March 16, 2018, the results of the voting were as follows:

Proposal to adopt the Agreement and Plan of Merger by and among the Company, Fifth Creek Energy Operating Company LLC, HighPoint Resources Corporation (formerly known as Red Rider Holdco, Inc.), Rio Merger Sub, LLC, Rider Merger Sub, Inc. and, solely for limited purposes set forth in the merger agreement, Fifth Creek Energy Company, LLC and NGP Natural Resources XI, L.P.

Votes For	Votes Against	Votes Abstaining
85,472,213	158,195	970,811

Proposal to approve, on a non-binding basis, the compensation that may become payable to the Company’s named executive officers in connection with the consummation of the mergers.

Votes For	Votes Against	Votes Abstaining
82,806,999	1,404,576	2,389,644

Proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement.

Votes For	Votes Against	Votes Abstaining
79,860,697	4,734,416	2,006,106

Proposal to approve an amendment to the Bill Barrett Corporation 2012 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstaining
82,565,458	1,668,521	2,367,240

Item 7.01.    Other Events.

On March 16, 2018, the Company issued a press release announcing that its stockholders approved the adoption of the Agreement and Plan of Merger between Bill Barrett Corporation and Fifth Creek Energy Operating Company, LLC at the special meeting of the Company's stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated March 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 16, 2018	BILL BARRETT CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated March 16, 2018.